UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2023

LOGIQ, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51815	46-5057897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, 16-079 New York, New York 10004
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	(808) 829-1057

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02  Termination of a Material Definitive Agreement

As previously disclosed in that certain Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2022 (the “Prior 8-K”), on March 30, 2022, Logiq, Inc., a Delaware corporation (the “Company”), entered into a Purchase Agreement with Ionic Ventures, LLC (“Ionic”), whereby the Company had the right, but not the obligation, to sell to Ionic, and Ionic was obligated to purchase up to in the aggregate $40,000,000 worth of the Company’s common stock (the “Purchase Shares”), par value $0.0001 per share (“Common Stock”).

The initial issuance of $3,000,000 in Common Stock and the shares issuable upon exercise of a Warrant were registered pursuant to the Company’s then effective shelf registration statement on Form S-3 (File No. 333-259851) (the “Shelf Registration Statement”), and the related base prospectus included in the Shelf Registration Statement dated October 8, 2021, as supplemented by a prospectus supplement filed on March 31, 2022 (the “Prospectus Supplement”).

The Company intended to register the remaining up to $37,000,000 worth of Common Stock under the Purchase Agreement pursuant to a resale registration statement on Form S-1 filed subsequently with the Securities and Exchange Commission (the “SEC”) on July 18, 2022 (the “Resale Registration Statement”). The Company and Ionic entered into a Registration Rights Agreement (the “Registration Rights Agreement”) dated as of March 30, 2022, for such purpose.

Effective March 16, 2023, the Company and Ionic mutually agreed to terminate the Purchase Agreement and Registration Rights Agreement (the “Termination”). In connection with the Termination, the Company filed a withdrawal of its Resale Registration Statement on Form S-1 confirming no additional shares were offered or sold under the Resale Registration Statement. As such, the Company has terminated the right to register for sale the additional $37,000,000 in additional Common Stock as a result of the Termination and no additional shares will be issued or sold under such agreements.

Item 7.01 Regulation FD Disclosure

On March 16, 2023, the Company issued a press release announcing the Termination. A copy of that press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Exhibit 99.1 contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

The information set forth under Item 7.01 of this Current Report on Form 8-K (“Current Report”), including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 16, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGIQ, INC.

Dated: March 16, 2023	By:	/s/ Brent Suen
Brent Suen Chief Executive Officer and Executive Chairman